     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 14, 1997

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                          SANGSTAT MEDICAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                               ------------------

               DELAWARE                                    2834                                   94-3076-069
    (STATE OR OTHER JURISDICTION OF            (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)              CLASSIFICATION CODE NUMBER)                 IDENTIFICATION NUMBER)

                               ------------------

                                1505 ADAMS DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 328-0300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                            PHILIPPE POULETTY, M.D.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          SANGSTAT MEDICAL CORPORATION
                                1505 ADAMS DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 328-0300
  (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                          CODE, OF AGENT FOR SERVICE)
                               ------------------

                                   COPIES TO:

                     EDWARD M. LEONARD                                              ALAN K. AUSTIN
                    JEFFREY P. HIGGINS                                            ELIZABETH R. FLINT
              BROBECK, PHLEGER & HARRISON LLP                             WILSON, SONSINI, GOODRICH & ROSATI
                   TWO EMBARCADERO PLACE                                       PROFESSIONAL CORPORATION
                      2200 GENG ROAD                                              650 PAGE MILL ROAD
                PALO ALTO, CALIFORNIA 94303                                   PALO ALTO, CALIFORNIA 94304
                      (415) 424-0160                                                (415) 493-9300

                               ------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. [X]    333-20301

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------

                        CALCULATION OF REGISTRATION FEE

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
==========================================================================================================================
             TITLE OF EACH                       AMOUNT             PROPOSED            PROPOSED            AMOUNT OF
          CLASS OF SECURITIES                    TO BE          MAXIMUM OFFERING    MAXIMUM AGGREGATE     REGISTRATION
            TO BE REGISTERED                REGISTERED(1)(2)   PRICE PER SHARE(3)   OFFERING PRICE(3)       FEE(3)(4)
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per
  share.................................     230,000 Shares          $30.00            $6,900,000            $2,091
==========================================================================================================================

(1) Includes 30,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Shares of Common Stock previously registered include 2,760,000 shares for which the registration fee has previously been paid.
(3) Calculated pursuant to Rule 457(a).
(4) The Company has a credit in a restricted account with the Commission to cover the registration fee.

================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement filed under the Securities Act of 1933, as amended, by SangStat Medical Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-20301) relating to the offering of up to 2,760,000 Shares of Common Stock of the Company filed on January 24, 1997, as amended by Amendment No. 3 filed on March 13, 1997.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has a credit in a restricted account with the Commission to cover the filing fee of $2,091.00 for the additional securities being registered hereby.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California on this 13th day of March, 1997.

                                          SANGSTAT MEDICAL CORPORATION

                                          By:      /s/ HENRY N. EDMUNDS
                                            ------------------------------------
                                            Henry N. Edmunds, Ph.D.
                                            Vice President, Chief Financial
                                              Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                 TITLE                       DATE
-------------------------------------    ------------------------------------  ---------------

        /s/ PHILIPPE POULETTY            Chief Executive Officer and           March 13, 1997
-------------------------------------    Chairman of the Board of Directors
         (Philippe Pouletty)             (Principal Executive Officer)

        /s/ HENRY N. EDMUNDS             Vice President and Chief Financial    March 13, 1997
-------------------------------------    Officer (Principal Financial and
         (Henry N. Edmunds)              Accounting Officer)

         /s/ GORDON RUSSELL              Director                              March 13, 1997
-------------------------------------
          (Gordon Russell)

       /s/ FREDRIC J. FELDMAN            Director                              March 13, 1997
-------------------------------------
        (Fredric J. Feldman)

       /s/ ELIZABETH GREETHAM            Director                              March 13, 1997
-------------------------------------
        (Elizabeth Greetham)

       /s/ RICHARD D. MURDOCK            Director                              March 13, 1997
-------------------------------------
        (Richard D. Murdock)

         /s/ ANDREW PERLMAN              Director                              March 13, 1997
-------------------------------------
          (Andrew Perlman)

          /s/ VINCENT WORMS              Director                              March 13, 1997
-------------------------------------
           (Vincent Worms)
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                                      II-4

                          SANGSTAT MEDICAL CORPORATION

                               INDEX TO EXHIBITS

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
                                                                                      SEQUENTIALLY
                                                                                        NUMBERED
EXHIBIT                                      DESCRIPTION                                  PAGE
--------         -------------------------------------------------------------------  ------------
   5.1           Opinion of Brobeck, Phleger & Harrison LLP.
  23.1           Independent Auditors' Consent.
  23.2           Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit
                 5.1).
  23.3           Consent of Flehr, Hohbach, Test, Albritton & Herbert.
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